UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 3, 2015

TIER REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37512	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5950 Sherry Lane, Suite 700, Dallas, Texas

75225

(Address of principal executive offices) (Zip Code)

(972) 483-2400
(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of TIER REIT, Inc. (the “Company”) held on December 3, 2015, the Company’s stockholders approved the TIER REIT, Inc. 2015 Equity Incentive Plan (the “2015 Plan”).  The 2015 Plan was previously approved by the Company’s Board of Directors on July 30, 2015, subject to stockholder approval.  The 2015 Plan replaces the Company’s 2005 Incentive Award Plan, which expired on March 28, 2015.

The 2015 Plan provides flexibility to the Compensation Committee of the Company’s Board of Directors to use various equity-based incentive awards as compensation tools to motivate its workforce as well as make equity grants to its non-employee directors and consultants.

Certain material features of the 2015 Plan are as follows:

•                              The maximum number of shares of common stock of the Company to be issued under the 2015 Plan is 2,500,000.  The shares the Company issues under the 2015 Plan will be authorized but unissued shares or shares that the Company reacquires.  The shares of common stock underlying any awards that are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without any issuance of stock or are otherwise terminated (other than by exercise) under the 2015 Plan will be added back to the shares of common stock available for issuance under the 2015 Plan;

•                              The maximum value of all awards granted under the 2015 Plan and all other cash compensation paid by the Company to any of its non-employee directors in any calendar year may not exceed $400,000;

•                              Shares tendered or held back for taxes will not be added back to the reserved pool under the 2015 Plan.  Upon the exercise of a stock appreciation right, the full number of shares underlying the award will be charged to the reserved pool.  Additionally, shares reacquired by the Company on the open market or otherwise using cash proceeds of option exercises will not be added to the reserved pool;

•                              The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights and cash-based awards is permitted;

•                              Without stockholder approval, the exercise price of stock options and stock appreciation rights will not be reduced and stock options and stock appreciation rights will not be otherwise repriced through cancellation in exchange for cash, other awards or stock options or stock appreciation rights with a lower exercise price;

•                              No dividends or dividend equivalents may be paid on full-value shares subject to performance vesting until such shares are actually earned upon satisfaction of the performance criteria;

•                              Any material amendment to the 2015 Plan is subject to approval by the Company’s stockholders; and

•                              The term of the 2015 Plan will expire on December 3, 2025.

Additional information regarding the 2015 Plan is summarized under the heading “Proposal Three — Approval of the TIER REIT, Inc. 2015 Equity Incentive Plan” in the Company’s Definitive Proxy Statement (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on September 18, 2015 and is incorporated herein by reference.  The summary of the 2015 Plan set forth in the Proxy Statement and the description of the 2015 Plan set forth in this Current Report on Form 8-K are qualified in their entirety by reference to the text of the 2015 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

In connection with the adoption of the 2015 Plan, the Compensation Committee of the Board of Directors approved the following award agreement forms under the 2015 Plan:  Restricted Stock Unit Award Agreement (with respect to time-based vesting awards to officers or non-employee directors), Restricted Stock Unit Award Agreement (with respect to performance-based vesting awards), Restricted Stock Unit Award Agreement (with respect to time-based vesting awards to non-employee directors) and Restricted Stock Award Agreement.  Such award agreement forms are filed as Exhibits 10.2, 10.3, 10.4 and 10.5 hereto.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on December 3, 2015.  As of the record date, there were a total of 47,433,489 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for, against or withheld and the number of abstentions and broker non-votes with respect to each matter, as applicable.

Proposal One:  To elect eight individuals to serve on the board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

	FOR	WITHHELD	BROKER NON-VOTES
Richard I. Gilchrist	12,813,103	2,146,061	16,296,321
Robert S. Aisner	11,747,124	3,212,040	16,296,321
Charles G. Dannis	12,797,290	2,161,874	16,296,321
Scott W. Fordham	11,851,715	3,107,449	16,296,321
Thomas M. Herzog	12,811,537	2,147,627	16,296,321
M. Jason Mattox	11,780,925	3,178,239	16,296,321
Steven W. Partridge	12,803,189	2,155,975	16,296,321
G. Ronald Witten	12,783,697	2,175,467	16,296,321

Based on the votes set forth above, each of the foregoing individuals was duly elected to serve as a director until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

Proposal Two:  To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
11,573,522	2,401,561	984,081	16,296,321

Based on the votes set forth above, the stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers..

Proposal Three:  To approve the TIER REIT, Inc. 2015 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,790,050	3,219,218	949,896	16,296,321

Based on the votes set forth above, the stockholders approved the TIER REIT, Inc. 2015 Equity Incentive Plan.

Proposal Four:  To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
29,730,801	753,071	771,613	0

Based on the votes set forth above, the stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

10.1	TIER REIT, Inc. 2015 Equity Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 18, 2015)
10.2	Form of Restricted Stock Unit Award Agreement for officers and non-employee directors with respect to time-based vesting under the TIER REIT, Inc. 2015 Equity Incentive Plan
10.3	Form of Restricted Stock Unit Award Agreement with respect to performance-based vesting under the TIER REIT, Inc. 2015 Equity Incentive Plan
10.4	Form of Restricted Stock Unit Award Agreement for non-employee directors with respect to time-based vesting under the TIER REIT, Inc. 2015 Equity Incentive Plan
10.5	Form of Restricted Stock Award Agreement under the TIER REIT, Inc. 2015 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER REIT, INC.

Date: December 3, 2015	By:	/s/ Telisa Webb Schelin
Telisa Webb Schelin
Chief Legal Officer, Executive Vice President
and Secretary

Exhibit Index

EXHIBIT NO.	DESCRIPTION

10.1	TIER REIT, Inc. 2015 Equity Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 18, 2015)
10.2	Form of Restricted Stock Unit Award Agreement for officers and non-employee directors with respect to time-based vesting under the TIER REIT, Inc. 2015 Equity Incentive Plan
10.3	Form of Restricted Stock Unit Award Agreement with respect to performance-based vesting under the TIER REIT, Inc. 2015 Equity Incentive Plan
10.4	Form of Restricted Stock Unit Award Agreement for non-employee directors with respect to time-based vesting under the TIER REIT, Inc. 2015 Equity Incentive Plan
10.5	Form of Restricted Stock Award Agreement under the TIER REIT, Inc. 2015 Equity Incentive Plan